Supplement dated March 29, 2022
to the Flexible Premium Variable Annuity
VAROOM and VAROOM II Prospectuses, each dated May 1, 2023,
Issued by National Integrity Life Insurance Company
through its Separate Account I

This supplement revises the VAROOM prospectuses identified above and should be read in conjunction with those prospectuses. This supplement describes changes to the expenses of certain of the ETFs available as investment options in your VAROOM variable annuity. Please retain this supplement for future reference.

Appendix A: Funds Available Under the Contract, is revised to reflect the changes indicated below to the current expenses of the Fidelity VIP Government Money Market Portfolio. Apart from the changes to current expenses set forth below, there are no other changes to the Appendix A table. The revised current expenses for each such Fund are as follows:

Fund	Current Expenses[1]
Fidelity VIP Government Money Market Portfolio, Initial Class	0.27%

(1)    Fund’s expenses were provided in the most recent prospectus for that Fund. We have not independently verified the information. Current or future expenses may be more or less than those shown. More details concerning each Fund’s fees and expenses are contained in the prospectus for that Fund.

For more information about the Funds, including the risks of investing, refer to each Fund’s prospectus. For a prospectus, contact our offices in writing at National Integrity Life Insurance Company, P.O. Box 5720, Cincinnati, Ohio 45201-5720 or call us at 1-800-433-1778.

NI-79-17112-2403    1